Property and Equipment	12 Months Ended
Dec. 31, 2012
Notes
Property and Equipment

Note 3 - Property and Equipment

The major classes of assets as of December 31, are as follows:

	2012	2011
Office and computer equipment	$342,405	$352,227
Manufacturing and installation equipment	272,488	260,624
Leasehold improvements	759,304	759,304
Vehicles	404,720	422,803
Sub Total	1,778,917	1,794,958
Accumulated Depreciation	(1,117,762)	(944,207)
Net	$661,156	$850,751

Depreciation expense was $213,633 and $105,985, for the years ended December 31, 2012 and 2011, respectively. Approximately $360,210 of the Company’s property and equipment serves as security against its long-term debt.